UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 30, 2016

JPMorgan China Region Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-06686	22-3178023

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Beacon Street, 18th Fl., Boston, MA	02108

(Address of Principal Executive Offices)	(Zip Code)

(800) 441-9800

Registrant’s Telephone Number, Including Area Code

JPMorgan China Region Fund, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 7.01. Regulation FD Disclosure.

Item 9.01. Financial Statements and Exhibits

Signatures

Exhibit Index: December 30, 2016 Press Release regarding Board plans to submit proposal for liquidation of the Fund to vote of stockholders

Item 7.01 – Regulation FD Disclosure.

Pursuant to Regulation FD Rules 100-103, the JPMorgan China Region Fund, Inc. (the “Fund”) furnishes the Press Release published December 30, 2016 regarding the Board’s plans to submit a proposal for liquidation of the Fund to a vote of stockholders.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99	December 30, 2016 Press Release regarding Board plans to submit proposal for liquidation of the Fund to vote of stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan China Region Fund, Inc.

By: /s/ Lucy Dina
Date: December 30, 2016	Name: Lucy Dina
Title: Secretary

 Exhibit Index

Exhibit No.	Description
99	December 30, 2016 Press Release regarding Board plans to submit proposal for liquidation of the Fund to vote of stockholders